POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Wayne W. Murdy, Bruce D. Hansen, Britt D. Banks and W. Durand Eppler, each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to (i) the Registration Statement on Form S-8 or such other form as may be appropriate and any amendments thereto (including post-effective amendments) registering the issuance from time to time of shares of common stock of the Corporation upon exercise of options to purchase common shares of Franco-Nevada issued pursuant to the Franco-Nevada Mining Limited Employees' Stock Option Plan, (ii) the Registration Statement on Form S-3 or such other form as may be appropriate and any amendments thereto (including post-effective amendments) registering the issuance from time to time of shares of common stock of the Corporation upon exercise of the Franco-Nevada Class A Warrants and the Franco-Nevada Class B Warrants and (iii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 16th day of March, 2002.

             Signature                                    Title


-----------------------------------                       Director
           Glen A. Barton


       /s/ Vincent A. Calarco                             Director
-----------------------------------
         Vincent A. Calarco


      /s/ Ronald C. Cambre                                Director
-----------------------------------
         Ronald C. Cambre


       /s/ James T. Curry, Jr.                            Director
-----------------------------------
         James T. Curry, Jr.

       /s/ Joseph P. Flannery                             Director
-----------------------------------
        Joseph P. Flannery


         /s/ M. Craig Haase                               Director
-----------------------------------
           M. Craig Haase


       /s/ Michael S. Hamson                              Director
-----------------------------------
         Michael S. Hamson


-----------------------------------                       Director
         Leo I. Higdon, Jr.


        /s/ Pierre Lassonde                               Director
-----------------------------------
           Pierre Lassonde


         /s/ Robert J. Miller                             Director
-----------------------------------
           Robert J. Miller

                                                          Chairman of the Board
          /s/ Wayne W. Murdy                              and Chief Executive
-----------------------------------                       Officer
            Wayne W. Murdy                                (Principal Executive
                                                          Officer)


        /s/ Robin A. Plumbridge                           Director
-----------------------------------
         Robin A. Plumbridge


          /s/ John B. Prescott                            Director
-----------------------------------
          John B. Prescott


          /s/ Moeen A. Qureshi                            Director
-----------------------------------
            Moeen A. Qureshi


          /s/ Michael K. Reilly                           Director
-----------------------------------
           Michael K. Reilly

          /s/ Seymour Schulich                            Director
-----------------------------------
            Seymour Schulich


           /s/ James V. Taranik                           Director
-----------------------------------
            James V. Taranik


-----------------------------------                      Senior Vice President
             Bruce D. Hansen                             and Chief Financial
                                                         Officer
                                                         (Principal Financial
                                                         Officer)


-----------------------------------                      Vice President and
             Linda K. Wheeler                            Controller
                                                         (Principal Accounting
                                                         Officer)